Morgan Stanley Dean Witter Next Generation Trust         Two World Trade Center,
Letter to the Shareholders July 31, 2000                New York, New York 10048

DEAR SHAREHOLDER:

The period from November 26, 1999, through July 31, 2000, was a challenging one for equity investors, and for Morgan Stanley Dean Witter Next Generation Trust. The Fund, which commenced operations on November 26, 1999, aims to capitalize on the vast and growing demographic trend of consumption by Generation Y (individuals born after 1980). The Fund seeks long-term growth by investing in the sectors of the S&P 500 that benefit from these consumption trends, as well as selected international companies that also supply goods and services to these consumers.

While positive market returns characterized the period as a whole, these results mask the challenging environment that growth-fund managers found themselves confronting in the first seven months of 2000. Many growth stocks that have provided exceptional performance in recent years, especially those in the technology, media and telecommunications industries, found themselves most vulnerable to the swings and volatility of the Nasdaq Composite Index (Nasdaq) during the period. The corresponding performance of the Fund during the period partially reflects this volatile environment.

PERFORMANCE

From its inception through July 31, 2000, Morgan Stanley Dean Witter Next Generation Trust's Class A, B, C and D shares posted total returns of -8.83 percent, -9.30 percent, -9.30 percent and -8.71 percent, respectively. For the same period, the Standard & Poor's 500 Stock Index (S&P 500) returned 1.88 percent. The performance of the Fund's four share classes varies because each class has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P 500.

We believe that the Fund's underperformance relative to the S&P 500 resulted primarily from a number of short-term events that caused the

Morgan Stanley Dean Witter Next Generation Trust
Letter to the Shareholders July 31, 2000, continued

sectors the Fund has focused on, including retail, telecommunications and the Internet, to underperform to a greater degree than the market as a whole. These events included the Nasdaq correction in April and a decrease in consumer spending brought about by interest-rate hikes.

PORTFOLIO STRATEGY

Over the course of the next several years, we believe that consumption trends fueled by Generation Y consumers will provide significant profits to the companies that can most effectively market to this demographic group. Government studies have suggested that this segment of the population numbers roughly 75 million Americans, a group that enjoys unprecedented spending power, as well as the online means with which to consume, learn and invest. The Fund's portfolio is built around the companies that tap into this demographic. We also attempt to use the Fund as an educational vehicle to provide information and materials to our shareholders and young investors interested in learning more about investing in general.

The nature of our long-term investment theme partly revolves around consumer spending. Sectors such as retail, consumer goods and electronics are all quite sensitive to interest rates and general consumer spending patterns. While the demographic group that we are targeting does not tend to be sensitive to these economic trends, stocks in these industries are. When interest rates move higher (as they have this year), mature consumers tend to curtail their spending, leading to equity underperformance. It is our sense that, while some additional interest-rate increases might be in the offing, the majority of the Fed's tightening actions are likely behind them for this cycle. Therefore, companies such as the Gap, Limited, Too and Payless Shoesource (all U.S. apparel and footwear retailers) should rebound in this environment.

The initial months of 2000 also proved difficult for Internet companies, another area of emphasis for the Fund. This sector corrected in April after valuation levels reached extremes that fundamentals could not support. Despite this short-term setback, we believe many Internet-related issues, including America Online, Inktomi and Earthlink, have strong long-term potential. Both as users and developers of websites, Generation Y will become the first group of Americans who will grow up with the Internet as ubiquitous as television or the telephone were to baby boomers. Because of this trend, we will continue to look for long-term growth opportunities within the Internet sector.

Finally, a number of international companies that have been at the forefront of marketing to a younger demographic stumbled during the period. These included companies that experienced component shortages, such as Nokia and Ericsson, two European makers of cellular phones and devices, as well as others that overestimated the consumer demand for their products, such as Sony, the Japanese electronics conglomerate. However, these companies have demonstrated their ability to target consumers effectively, and we believe that they will return to their historic valuations over time.

Morgan Stanley Dean Witter Next Generation Trust
Letter to the Shareholders July 31, 2000, continued

LOOKING AHEAD

We are optimistic about the long-term investment merits of companies that market their products or services to Generation Y, believing that strong earnings prospects will translate into strong share-price performance. We remain mindful, however, that growth stocks (particularly technology) may be volatile in times of market turbulence. We will continue to seek out companies and sectors that we believe have strong management teams, competitive advantages and compelling stock valuations as we seek the Fund's objective of long-term capital growth.

We appreciate your ongoing support of Morgan Stanley Dean Witter Next Generation Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ CHARLES A. FIUMEFREDDO                      /s/ MITCHELL M. MERIN
--------------------------                      ---------------------
CHARLES A. FIUMEFREDDO                          MITCHELL M. MERIN
Chairman of the Board                           President

Morgan Stanley Dean Witter Next Generation Trust
Fund Performance July 31, 2000


GROWTH OF $10,000
($ in Thousands)

     Date             Class A    Class B    Class C     Class D    S&P 500
November 26, 1999     $9,475     $10,000    $10,000     $10,000    $10,000
November 30, 1999     $9,409      $9,930     $9,930      $9,930    $$9,817
December 31, 1999     $9,901     $10,442    $10,442     $10,452    $10,394
January 31, 2000      $9,104      $9,591     $9,591      $9,610     $9,872
February 29, 2000    $10,195     $10,742    $10,742     $10,773     $9,686
March 31, 2000       $10,281     $10,822    $10,822     $10,863    $10,632
April 30, 2000        $9,189      $9,671     $9,671      $9,710    $10,313
May 31, 2000          $8,391      $8,820     $8,820      $8,869    $10,101
June 30, 2000         $8,733      $9,180     $9,180      $9,229    $10,350
July 31, 2000         $8,638(3)   $8,617(3)  $8,980(3)   $9,129(3) $10,188

--------------------------------------------------------------------------------
   --- Class A    --- Class B    --- Class C    --- Class D    --- S&P 500(4)
--------------------------------------------------------------------------------

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.



                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                       CLASS A SHARES*
---------------------------------------------------------------
PERIOD ENDED 7/31/00
----------------------------
Since Inception (11/26/99)            (8.83)%(1)  (13.62)%(2)


                       CLASS B SHARES**
---------------------------------------------------------------
PERIOD ENDED 7/31/00
----------------------------
Since Inception (11/26/99)            (9.30)%(1)  (13.83)%(2)


                       CLASS C SHARES+
---------------------------------------------------------------
PERIOD ENDED 7/31/00
----------------------------
Since Inception (11/26/99)            (9.30)%(1)  (10.20)%(2)


                       CLASS D SHARES++
---------------------------------------------------------------
PERIOD ENDED 7/31/00
----------------------------
Since Inception (11/26/99)            (8.71)%(1)


---------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on July 31, 2000.
(4) The Standard and Poor's 500 Index (S&P 500) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *   The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++   Class D shares have no sales charge.

Morgan Stanley Dean Witter Next Generation Trust
Portfolio of Investments July 31, 2000


 NUMBER OF
  SHARES                                                       VALUE
--------------------------------------------------------------------------------
                    COMMON STOCKS (94.2%)
                    Books/Magazines (2.7%)
108,000             Class Editori SpA (Italy) ..........   $ 1,668,674
                                                           -----------
                    Broadcasting (7.3%)
 20,000             Grupo Televisa S.A. (GDR)
                      (Mexico)* ........................     1,292,500
 32,200             Hispanic Broadcasting Corp.* .......     1,225,612
 15,500             Univision Communications, Inc.
                      (Class A)* .......................     1,925,875
                                                           -----------
                                                             4,443,987

                                                           -----------
                    Cellular Telephone (2.8%)
 30,400             Nextel Communications, Inc.
                      (Class A)* .......................     1,700,500
                                                           -----------
                    Clothing/Shoe/Accessory
                    Stores (6.5%)
 31,200             Gap, Inc. (The) ....................     1,117,350
 27,000             Payless ShoeSource, Inc.* ..........     1,393,875
 65,400             Too, Inc.* .........................     1,467,412
                                                           -----------
                                                             3,978,637
                                                           -----------
                    Computer Software (2.6%)
 22,700             Microsoft Corp.* ...................     1,584,744
                                                           -----------
                    Computer/Video Chains (2.9%)
 24,000             Best Buy Co., Inc.* ................     1,746,000
                                                           -----------
                    Consumer Electronics/
                    Appliances (5.5%)
 55,000             Pioneer Corp. (Japan) ..............     1,809,872
 16,400             Sony Corp. (Japan) .................     1,509,579
                                                           -----------
                                                             3,319,451
                                                           -----------
                    Consumer Sundries (3.4%)
139,000             Luxottica Group SpA (ADR)
                      (Italy) ..........................     2,093,687
                                                           -----------
                    Discount Chains (2.6%)
 29,300             Wal-Mart Stores, Inc. ..............     1,609,669
                                                           -----------
                    Diversified Electronic
                    Products (4.8%)
    150             Kudelski SA Bearer
                      (Switzerland)* ...................     2,067,495
  6,000             Samsung Electronics (GDR)
                      (Korea) - 144A** .................       862,500
                                                           -----------
                                                             2,929,995
                                                           -----------
                    Electronic Data Processing (9.9%)
 22,800             Apple Computer, Inc.* ..............     1,158,525
175,000             Bull SA (France)* ..................     1,137,960
 41,000             Fujistu Ltd. (Japan) ...............     1,154,296


 NUMBER OF
  SHARES                                                       VALUE
--------------------------------------------------------------------------------
 20,100             Gateway, Inc.* .....................   $ 1,109,269
 12,900             International Business Machines
                      Corp. ............................     1,450,444
                                                           -----------
                                                             6,010,494
                                                           -----------
                    Internet Services (5.4%)
 20,100             America Online, Inc.* ..............     1,071,581
  1,300             Blue Martini Software, Inc.* .......        77,269
 64,089             Earthlink, Inc.* ...................       801,112
 10,300             Yahoo! Inc.* .......................     1,325,481
                                                           -----------
                                                             3,275,443
                                                           -----------
                    Investment Bankers/Brokers/
                    Services (2.4%)
 98,000             E*TRADE Group, Inc.* ...............     1,470,000
                                                           -----------
                    Major Pharmaceuticals (2.3%)
 15,050             Johnson & Johnson ..................     1,400,591
                                                           -----------
                    Media Conglomerates (6.8%)
 41,100             Disney (Walt) Co. (The) ............     1,590,056
 50,000             Promotora de Inform SA - Prisa
                      (Spain)* .........................     1,141,665
 18,000             Time Warner Inc. ...................     1,380,375
                                                           -----------
                                                             4,112,096
                                                           -----------
                    Newspapers (2.2%)
106,000             Gruppo Editoriale L'Espresso
                      SpA (Italy) ......................     1,326,517
                                                           -----------
                    Other Telecommunications (4.3%)
450,000             China Unicom Ltd. (Hong Kong)*......     1,041,520
 34,000             Qwest Communications
                      International, Inc.* .............     1,595,875
                                                           -----------
                                                             2,637,395

                                                           -----------
                    Package Goods/Cosmetics (2.2%)
 23,900             Colgate-Palmolive Co. ..............     1,330,931
                                                           -----------
                    Photographic Products (3.7%)
270,000             Konica Corp. (Japan) ...............     2,263,163
                                                           -----------
                    Restaurants (1.5%)
 28,600             McDonald's Corp. ...................       900,900
                                                           -----------
                    Shoe Manufacturing (2.9%)
 40,700             Nike, Inc. (Class B) ...............     1,780,625
                                                           -----------

                    Telecommunication Equipment (9.5%)
 36,500             Alcatel (France) ...................     2,691,272
  3,300             Corvis Corporation* ................       271,683
 88,000             Ericsson LM - B Shs (Sweden) .......     1,718,900
 32,700             Motorola, Inc. .....................     1,081,144
                                                           -----------
                                                             5,762,999
                                                           -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Next Generation Trust
Portfolio of Investments July 31, 2000, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                     VALUE
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $54,650,995).........................   $57,346,498
                                                            -----------
              SHORT-TERM INVESTMENTS (5.2%)
              U.S. GOVERNMENT AGENCY (a) (3.5%)
 $  2,100     Federal Home Loan Banks
                6.43% due 08/01/00
                (Cost $2,100,000) .......................     2,100,000
                                                            -----------
              REPURCHASE AGREEMENT (1.7%)
    1,041     The Bank of New York 6.50% due
              08/01/00 (dated 07/31/00; proceeds
                $1,041,272) (b) (Cost $1,041,084)........     1,041,084
                                                            -----------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost $3,141,084)..........................     3,141,084
                                                            -----------
TOTAL INVESTMENTS
(Cost $57,792,079) (c).......................     99.4%      60,487,582

OTHER ASSETS IN EXCESS OF
LIABILITIES .................................      0.6          395,455
                                                 -----      -----------
NET ASSETS ..................................    100.0%     $60,883,037
                                                 =====      ===========

--------------------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
*    Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $1,032,553 U.S. Treasury Note 6.5% due 02/28/02 valued at $1,061,909.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $8,015,493 and the aggregate gross unrealized depreciation is $5,319,990, resulting in net unrealized appreciation of $2,695,503.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Next Generation Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000


ASSETS:
Investments in securities, at value
  (cost $57,792,079) ..............................................   $60,487,582
Receivable for:
   Investments sold ...............................................       632,134
   Shares of beneficial interest sold .............................        16,507
   Foreign withholding taxes reclaimed ............................         9,922
   Dividends ......................................................         3,764
Offering costs ....................................................        49,464
Prepaid expenses and other assets .................................         5,891
                                                                      ------------
   TOTAL ASSETS ...................................................    61,205,264
                                                                      ------------
LIABILITIES:
Payable for:
   Investments purchased ..........................................       118,800
   Plan of distribution fee .......................................        51,910
   Investment management fee ......................................        40,714
   Shares of beneficial interest repurchased ......................        35,615
Accrued expenses and other payables ...............................        75,188
                                                                      ------------
   TOTAL LIABILITIES ..............................................       322,227
                                                                      ------------
   NET ASSETS .....................................................   $60,883,037
                                                                      ===========
COMPOSITION OF NET ASSETS:

Paid-in-capital ...................................................   $66,433,280
Net unrealized appreciation .......................................     2,695,536
Net investment loss ...............................................        (1,466)
Net realized loss .................................................    (8,244,313)
                                                                      ------------
   NET ASSETS .....................................................   $60,883,037
                                                                      ===========


CLASS A SHARES:
Net Assets ........................................................    $3,506,017
Shares Outstanding (unlimited authorized, $.01 par value) .........       385,267
   NET ASSET VALUE PER SHARE ......................................         $9.10
                                                                            =====

   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ................         $9.60
                                                                            =====

CLASS B SHARES:
Net Assets ........................................................   $50,632,613
Shares Outstanding (unlimited authorized, $.01 par value) .........     5,588,437
   NET ASSET VALUE PER SHARE ......................................         $9.06
                                                                            =====

CLASS C SHARES:
Net Assets ........................................................    $6,721,566
Shares Outstanding (unlimited authorized, $.01 par value) .........       741,865
   NET ASSET VALUE PER SHARE ......................................         $9.06
                                                                            =====

CLASS D SHARES:
Net Assets ........................................................       $22,841
Shares Outstanding (unlimited authorized, $.01 par value) .........         2,506
   NET ASSET VALUE PER SHARE ......................................         $9.11
                                                                            =====

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Next Generation Trust
Financial Statements, continued


STATEMENT OF OPERATIONS
For the period November 26, 1999* through July 31, 2000



NET INVESTMENT LOSS:
INCOME
Interest ................................................................    $    329,809
Dividends (net of $13,886 foreign withholding tax) ......................         126,265
                                                                             ------------
   TOTAL INCOME .........................................................         456,074
                                                                             ------------
EXPENSES
Plan of distribution fee (Class A shares) ...............................           6,982
Plan of distribution fee (Class B shares) ...............................         392,966
Plan of distribution fee (Class C shares) ...............................          58,590
Investment management fee ...............................................         359,739
Transfer agent fees and expenses ........................................         112,978
Offering costs ..........................................................         105,270
Professional fees .......................................................          59,389
Registration fees .......................................................          19,098
Custodian fees ..........................................................          14,532
Shareholder reports and notices .........................................          12,303
Trustees' fees and expenses .............................................           8,505
Other ...................................................................           5,518
                                                                             ------------
   TOTAL EXPENSES .......................................................       1,155,870
                                                                             ------------
   NET INVESTMENT LOSS ..................................................        (699,796)
                                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
   Investments ..........................................................      (8,244,313)
   Foreign exchange transactions ........................................          (1,466)
                                                                             ------------
   NET LOSS .............................................................      (8,245,779)
                                                                             ------------
Net unrealized appreciation/depreciation on:

   Investments ..........................................................       2,695,503
   Net translation of other assets and liabilities denominated in foreign
     currencies .........................................................              33
                                                                             ------------
   NET APPRECIATION .....................................................       2,695,536
                                                                             ------------
   NET LOSS .............................................................      (5,550,243)
                                                                             ------------
NET DECREASE ............................................................    $ (6,250,039)
                                                                             ============

---------------------
*   Commencement of operations.



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Next Generation Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                                               FOR THE PERIOD
                                                                             NOVEMBER 26, 1999*
                                                                                  THROUGH
                                                                               JULY 31, 2000
                                                                            -------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss .....................................................      $   (699,796)
Net realized loss .......................................................        (8,245,779)
Net unrealized appreciation .............................................         2,695,536
                                                                               ------------
   NET DECREASE .........................................................        (6,250,039)
                                                                               ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares ..........................................................            (8,507)
Class B shares ..........................................................           (69,265)
Class C shares ..........................................................           (12,184)
Class D shares ..........................................................               (53)
                                                                               ------------
   TOTAL DIVIDENDS ......................................................           (90,009)
                                                                               ------------
Net increase from transactions in shares of beneficial interest .........        67,123,085
                                                                               ------------
   NET INCREASE .........................................................        60,783,037

NET ASSETS:
Beginning of period .....................................................           100,000
                                                                               ------------
   END OF PERIOD
   (Including a net investment loss of $1,466) ..........................      $ 60,883,037
                                                                               ============


---------------------
* Commencement of operations.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Next Generation Trust
Notes to Financial Statements July 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Next Generation Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of companies, which manufacture products or provide services for children, teenagers and/or young adults. The Fund was organized as a Massachusetts business trust on July 8, 1999 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on November 26, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar

Morgan Stanley Dean Witter Next Generation Trust
Notes to Financial Statements July 31, 2000, continued

factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FORWARD CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley Dean Witter Next Generation Trust
Notes to Financial Statements July 31, 2000, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. OFFERING COSTS - The Investment Manager incurred offering costs on behalf of the Fund in the amount of approximately $150,000 which will be reimbursed by the Fund for the full amount thereof. Such expenses were deferred and are being amortized by the Fund on the straight-line method over the period of benefit of approximately one year or less from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, totaled $5,040,113 at July 31, 2000.

Morgan Stanley Dean Witter Next Generation Trust
Notes to Financial Statements July 31, 2000, continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended July 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the period ended July 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $173,396 and $28,723, respectively and received $23,738 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended July 31, 2000 aggregated $87,024,328, and $24,129,020, respectively.

For the period ended July 31, 2000, the Fund incurred brokerage commissions with Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, of $9,780, for portfolio transactions executed on behalf of the Fund.

For the period ended July 31, 2000, the Fund incurred brokerage commissions of $5,861 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $700.

Morgan Stanley Dean Witter Next Generation Trust
Notes to Financial Statements July 31, 2000, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                               FOR THE PERIOD
                                             NOVEMBER 26, 1999*
                                                   THROUGH
                                                JULY 31, 2000
                                      ---------------------------------
                                           SHARES            AMOUNT
                                      ---------------   ---------------
CLASS A
Sold ..............................         511,476      $   5,117,805
Reinvestment of dividends .........             767              7,781
Redeemed ..........................        (129,476)        (1,290,962)
                                          ---------      -------------
Net increase - Class A ............         382,767          3,834,624
                                          ---------      -------------
CLASS B
Sold ..............................       6,830,855         68,421,256
Reinvestment of dividends .........           6,384             64,799
Redeemed ..........................      (1,251,302)       (12,532,621)
                                          ---------      -------------
Net increase - Class B ............       5,585,937         55,953,434
                                          ---------      -------------
CLASS C
Sold ..............................       1,228,710         12,318,786
Reinvestment of dividends .........           1,088             11,040
Redeemed ..........................        (490,433)        (4,994,862)
                                          ---------      -------------
Net increase - Class C ............         739,365          7,334,964
                                          ---------      -------------
CLASS D
Sold ..............................               1                 10
Reinvestment of dividends .........               5                 53
                                         ----------      -------------
Net increase - Class D ............               6                 63
                                         ----------      -------------
Net increase in Fund ..............       6,708,075      $  67,123,085
                                         ==========      =============


---------------
*      Commencement of operations.

6. FEDERAL INCOME TAX STATUS

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $8,244,000 and $1,000, respectively during fiscal 2000.

As of July 31, 2000, the Fund had temporary book/tax differences attributable to post-October losses and permanent book/tax differences primarily attributable to a net operating loss and nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $789,805, net realized loss was credited $1,466 and net investment loss was credited $788,339.

Morgan Stanley Dean Witter Next Generation Trust
Notes to Financial Statements July 31, 2000, continued

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 2000, there were no outstanding forward contracts.

Morgan Stanley Dean Witter Next Generation Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:


                                                  FOR THE PERIOD NOVEMBER 26, 1999* THROUGH JULY 31, 2000**
                                                 ------------------------------------------------------------
                                                   CLASS A         CLASS B         CLASS C        CLASS D
                                                    SHARES          SHARES          SHARES         SHARES
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...........  $ 10.00          $  10.00       $ 10.00        $ 10.00
                                                  -------          --------       -------        -------
Income (loss) from investment operations:

 Net investment loss ...........................    (0.05)            (0.10)        (0.10)         (0.04)
 Net realized and unrealized loss ..............    (0.83)            (0.83)        (0.83)         (0.83)
                                                  -------          --------       -------        -------
Total loss from investment operations ..........    (0.88)            (0.93)        (0.93)         (0.87)
                                                  -------          --------       -------        -------
Less dividends from net investment income ......    (0.02)            (0.01)        (0.01)         (0.02)
                                                  -------          --------       -------        -------
Net asset value, end of period .................  $  9.10          $   9.06       $  9.06        $  9.11
                                                  =======          ========       =======        =======
TOTAL RETURN+(1) ..............................     (8.83)%           (9.30)%       (9.30)%        (8.71)%
RATIOS TO AVERAGE NET ASSETS (2)(3):
Expenses .......................................     1.70 %            2.45 %        2.45 %         1.45 %
Net investment loss ............................    (0.75)%           (1.50)%       (1.50)%        (0.50)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ........   $3,506           $50,633        $6,722         $   23
Portfolio turnover rate (1) ....................       40 %              40 %          40 %           40 %

-------------
*    Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Next Generation Trust
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF MORGAN STANLEY DEAN WITTER NEXT GENERATION TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Next Generation Trust (the "Fund"), including the portfolio of investments, as of July 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the period November 26, 1999 (commencement of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Next Generation Trust as of July 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period November 26, 1999 (commencement of operations) to July 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 18, 2000



                      2000 FEDERAL TAX NOTICE (unaudited)

      Of the Fund's ordinary income dividends paid during the fiscal year ended July 31, 2000, 15.01% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Morgan Stanley Dean Witter Next Generation Trust
Change in Independent Accountants


On July 1, 2000, PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The report of PricewaterhouseCoopers LLP on the financial statement of the Fund as of September 9, 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

From September 9, 1999 through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants for the period ended July 31, 2000.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Mark Bavoso
Vice President

David Dineen
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY
DEAN WITTER
NEXT GENERATION
TRUST




[GRAPHIC OMITTED]


ANNUAL REPORT
JULY 31, 2000